Exhibit 10.36

CERTAIN INDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTIVE INFORMATION IS INDICATED BY [****]

SECOND AMENDMENT TO PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (this “Second

Amendment”) is made and entered into effective as of January 28, 2026 (the “Second Amendment Effective Date”), by and between 250 SEAPORT DISTRICT, LLC, a Delaware limited liability company (“Seller”), and 250 WATER STREET OWNER LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement, dated as of August 15, 2025 (the “Original Agreement”), as amended by that certain First Amendment to Purchase Agreement dated December 15, 2025 (the “First Amendment”; the Original Agreement, as amended by the First Amendment, being hereinafter referred to as the “Agreement”), relating to certain real and other property, as more particularly set forth in the Agreement;

WHEREAS, Seller and Purchaser desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

1.Defined Terms; Recitals. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement. The above recitals are hereby incorporated by reference into this Second Amendment.
2.Closing Date. Notwithstanding anything to the contrary contained in the Agreement, the Closing Date shall be February 5, 2026, TIME BEING OF THE ESSENCE, and Purchaser shall have no further right to extend or adjourn the Closing Date.
3.Purchase Price. Notwithstanding anything to the contrary contained in the Agreement, the Purchase Price shall be One Hundred Forty-Three Million and 00/100 Dollars ($143,000,000.00), subject to apportionment and adjustment as set forth in the Agreement.
4.Deposit. Within one (1) business day following the Second Amendment Effective Date, Purchaser shall deliver to Escrow Agent an additional deposit in the amount of One Million and 00/100 Dollars ($1,000,000.00), which shall become part of the Deposit in all respects. From and after the Second Amendment Effective Date, the Deposit (as increased hereby) shall be non- refundable to Purchaser except as expressly provided in Section 20(b) of the Agreement.
5.	Waiver and Release.
(a)[****]
(b)[****]
(c)[****]

(d)	The provisions of this Section 5 shall survive Closing.
6.No Other Changes. Except as expressly set forth in this Second Amendment, the Agreement shall remain unmodified and in full force and effect, and the Agreement, as modified herein, is ratified and confirmed. All references in the Agreement to “this Agreement” shall hereafter be deemed to refer to the Agreement as amended by this Second Amendment. In the event of any of a conflict or inconsistency between the terms of this Second Amendment and the Agreement, the terms of this Second Amendment shall supersede, govern and control.
7.Miscellaneous. This Second Amendment contains the entire agreement between the parties with respect to the subject matter hereof and are intended to be an integration of all prior negotiations and understandings with respect thereto. Nothing in this Second Amendment, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors and assigns. This Second Amendment may be executed in one or more counterpart copies, all of which counterparts shall have the same force and effect as if all parties hereto had executed a single copy of this Second Amendment. The parties acknowledge and agree that a digital image of the signature page to this Second Amendment transmitted by facsimile or email in a portable document format (.pdf) (or an equivalent thereof) shall constitute an original signature page with the same effect as delivery of the originals.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the date first set forth herein.

SELLER:

250 SEAPORT DISTRICT, LLC

a Delaware limited liability company

By: /s/ Matt Partridge  Name: Matt Partridge

Title: Chief Executive Officer

[Signatures Continue on Following Page]

PURCHASER:

250 WATER STREET OWNER LLC,

a Delaware limited liability company

By: /s/ Nicholas Silvers  Name: Nicholas Silvers

Title: Authorized Signatory

[Signatures Continue on Following Page]

Acknowledged and consented to by Escrow Agent:

KENSINGTON VANGUARD NATIONAL

LAND SERVICES OF NY, LLC, as Escrow Agent

By:/s/ Kristin V. Bellouny Name: Kristin V. Bellouny

Title: CUC & EVP